UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2006

MASSBANK Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-15137	04-2930382
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

123 Haven Street, Reading, Massachusetts 01867

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 662-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 17, 2006, the Board of Directors of MASSBANK Corp. (“MASSBANK” or the “Company”) approved an amendment to the MASSBANK Code of Ethics Policy (the “Code of Ethics”) that changed the Company’s insider trading policy to limit an insider’s right to sell the Company’s common stock during a trading window, in accordance with the terms of the insider trading policy, to within three days of approval of such sale from the Company. A copy of the amendment to the Code of Ethics is filed as Exhibit 14.1 hereto and is hereby incorporated by reference. The description of the amendment to the Code of Ethics contained herein is qualified in its entirety by reference to the Code of Ethics, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

14.1	Amendment to the MASSBANK Code of Ethics Policy.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSBANK Corp.

Dated:	January 23, 2006	By:	/s/ Reginald E. Cormier
		Name:	Reginald E. Cormier
		Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

14.1	Amendment to the MASSBANK Code of Ethics Policy.